FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 15, 2004

DIAMONDHEAD CASINO CORPORATION

DELAWARE
COMMISSION FILE NUMBER: 0-17529
IRS EMPLOYER IDENTIFICATION NO. 59-2935476

150-153RD Avenue Suite 202
Madeira Beach, Florida 33708
(727) 393-2885

ITEM 5.	OTHER EVENTS

On January 15, 2004, the Board of Directors of the Mississippi Gaming Corporation, a wholly owned subsidiary of the registrant, voted to elect Mr. Benjamin J. Harrell as a Director of the Company.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDHEAD CASINO CORPORATION

Dated: January 20, 2004	By:	/s/ Deborah A. Vitale

Deborah A. Vitale
Chairman of the Board